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EXHIBIT 4.1

                             [Front of Certificate]
              Incorporated Under the Laws of the State of Delaware
                              CUSIP NO. 90384Q 10 9
                                 ULTIMATE SPORTS
                               ENTERTAINMENT, INC.
                                 Number Shares
                   Authorized common stock: 50,000,000 shares
                                Par Value: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

         Shares of ULTIMATE SPORTS ENTERTAINMENT, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers. Dated:

/s/ Paul Fairchild                               /s/ Frederick R. Licht
Secretary                                        President

                Ultimate Sports Entertainment, Inc.
                            Corporate
                              Seal
                            Delaware

Interwest Transfer Co., Inc., P.O. Box 17136/Salt Lake City, Utah 84117
                                                    Countersigned & Registered

                              [Back of Certificate]
NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  as tenants in common         UNI GIFT MIN ACT ....... Custodian .......
TEN ENT  as tenants by the entireties                   (Cust)          (Minor)
JT TEN   as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as                   Act ...............
         tenants in common                                 (State)


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         Additional abbreviations may also be used though not in the above list.

         For Value Received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other
  identifying number of assignee


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(Please print or typewrite name and address, including zip code, of assignee)


_____________________________________________________________________________
_____________________________________________________________________________
______________________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

    Notice: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever